UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________

AMENDMENT NO. 1 ON
FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 19, 2006

VitalStream Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-17020	87-0429944
(State or other jurisdiction of incorporation or rganization)	(Commission File Number)	(IRS Employer Identification No.)

One Jenner, Suite 100
Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:
(949) 743-2000

N/A

(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under theExchange Act (17 CFR 240.13e-4(c)

Explanation of Amendment

On May 22, 2006, VitalStream Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Report”) reporting its acquisition, through a wholly-owned acquisition subsidiary, of substantially all of the assets, and its assumption of substantially all of the liabilities, of Eon Streams, Inc. ("EON"). As permitted by subsection (a)(4) of Item 9.01 of Form 8-K, the Company is filing by amendment to the Report certain financial information with respect to EON and certain pro forma combined financial information.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

Attached hereto beginning on Page F-1 are the following financial statements of EON:

(b) Pro Forma Financial Information

Attached hereto beginning on Page PF-1 are the following pro forma combined financial statements of the Company and EON:

(d) Exhibits

10.1 Asset Purchase Agreement dated May 20, 2006 with Eon Streams, Inc., including forms of exhibits thereto*

99.1 Press release entitled “VitalStream Acquires Eon Streams to Provide Comprehensive Online Advertising Solutions”*

23.1 Consent of Independent Public Accountants

* Incorporated by reference from the Report.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     VitalStream Holdings, Inc.

Dated: July 12, 2006                       By /s/ Philip N. Kaplan _______
     Philip N. Kaplan
     President

3

EON STREAMS BALANCE SHEET FOR THREE-MONTH PERIOD ENDED MARCH 31, 2006
(UNAUDITED)

March 31, 2006

ASSETS
Current assets:
Cash	$28,051
Accounts receivable, net	99,524
Prepaid expenses	34,988
Total current assets	162,563

Fixed assets, net	256,594
Other assets	2,277
TOTAL ASSETS	$421,434

LIABILITIES & SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$832,706
Current portion of line of credit obligations	40,000
Accrued expenses	27,419
Total current liabilities	900,125

Stockholders’ equity:
Common and preferred stock	3,916,335
Accumulated deficit	(4,395,026)
Total shareholders' equity	(478,691)

TOTAL LIABILITIES &
SHAREHOLDERS' EQUITY	$421,434

EON STREAMS STATEMENT OF OPERATIONS FOR THREE-MONTH PERIOD ENDED MARCH 31, 2006
(UNAUDITED)

Three Months Ended
March 31, 2006
Revenue	$288,719

Cost of revenue	270,480

Gross Profit	18,239

Research & development	34,604
Sales & marketing	148,677
General & administrative	101,998
Operating Income (Loss)	(267,040)

Other income (expense):
Interest income (expense), net	(513)
Net other income (expense):	(513)

Net Income (Loss)	$(267,553)

EON STREAMS STATEMENTS OF CASH FLOWS THE THREE-MONTH PERIOD ENDED MARCH 31, 2006
(UNAUDITED)

Three Months Ended March 31, 2006

OPERATING ACTIVITIES
NET LOSS	$(267,553)
Adjustments to net loss:
Depreciation & amortization	29,571
Bad debt expense	1,500
Loss on sale of fixed assets
Changes in operating assets & liabilities:
Accounts receivable, net	76,150
Prepaid expenses	1,063
Accounts payable	51,526
Accrued expenses	1,984
TOTAL CASH PROVIDED BY (USED IN) OPERATIONS	(105,759)

INVESTING ACTIVITIES
Fixed asset purchases	(1,100)
NET CASH USED IN INVESTING ACTIVITIES	(1,100)

FINANCING ACTIVITIES
Proceeds from amounts drawn on line of credit	40,000
NET CASH PROVIDED BY FINANCING ACTIVITIES	40,000

NET INCREASE IN CASH	(66,859)
Cash at the beginning of the period	94,910
Cash at the end of the period	$28,051

Supplementary disclosure of cash paid during the period for:
Interest	$513

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders
EON Streams, Inc.

We have audited the accompanying balance sheets of EON Streams, Inc. (the “Company”), as of December 31, 2005 and 2004, and the related statements of operations, shareholders’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of EON Streams, Inc. as of December 31, 2005 and 2004, and the results of its operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has consistently incurred losses and has an accumulated deficit of $4,127,000 at December 31, 2005. These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Rose, Snyder & Jacobs
A Corporation of Public Accountants

Encino, California
April 24, 2006

EON STREAMS, INC.
BALANCE SHEETS
DECEMBER 31, 2005 AND 2004

	2005	2004

ASSETS
Current assets:
Cash	$94,910	$1,296
Accounts Receivable, net	177,173	171,616
Prepaid expenses	36,051	4,263
Total current assets	308,134	177,175

Fixed assets, net	282,610	199,296
Other assets	4,732	4,266
TOTAL ASSETS	$595,476	$380,737

LIABILITIES & SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable - VitalStream	$227,973	$-
Accounts payable	553,206	508,520
Current portion of line of credit obligations	-	27,000
Accrued expenses	25,435	38,859
Total current liabilities	806,614	574,379

Shareholders’ equity:
Preferred stock, series A	675,000	-
Treasury stock	(13,080)	(13,080)
Common	3,254,415	3,254,415
Accumulated deficit	(4,127,473)	(3,434,977)
Total shareholders’ equity	(211,138)	(193,642)

TOTAL LIABILITIES & SHAREHOLDERS’ EQUITY	$595,476	$380,737

See Report of Independent Registered Public Accounting Firm and notes to financial statements

EON STREAMS, INC.
STATEMENT OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

	2005	2004
Revenue	$1,689,855	$1,023,776

Cost of revenue	1,131,444	716,030

Gross Profit	558,411	307,746

Research & development	151,396	87,516
Sales & marketing	650,702	374,493
General & administrative	446,503	256,257

Operating Income (Loss)	(690,190)	(410,520)

Other income (expense):
Interest income (expense), net	(2,306)	(1,893)

Net other income (expense):	(2,306)	(1,893)

Net Income (Loss)	$(692,496)	$(412,413)

See Report of Independent Registered Public Accounting Firm and notes to financial statements

EON STREAMS, INC.
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

	2005	2004

OPERATING ACTIVITIES
NET LOSS	$(692,496)	$(412,413)
Adjustments to net loss:
Depreciation & amortization	119,666	138,444
Bad debt expense	-	70,424
Loss on sale of fixed assets	1,596	-
Changes in operating assets & liabilities:
Accounts receivable, net	(5,557)	(114,937)
Prepaid expenses	(31,788)	2,763
Accounts payable	272,659	(18,057)
Accrued expenses	(13,424)	899
TOTAL CASH PROVIDED BY (USED IN) OPERATIONS	(349,344)	(332,877)

INVESTING ACTIVITIES
Fixed asset purchases	(193,377)	(16,162)
Registered software purchases	(11,665)	-
Registered software refunds	-	9,895
NET CASH USED IN INVESTING ACTIVITIES	(205,042)	(6,267)

FINANCING ACTIVITIES
Proceeds from amounts drawn on line of credit	240,000	152,000
Repayments on line of credit	(267,000)	(125,000)
Proceeds from issuance of common stock	-	300,000
Proceeds from sale of Series A preferred stock	675,000	-
NET CASH PROVIDED BY FINANCING ACTIVITIES	648,000	327,000

NET INCREASE IN CASH	93,614	(12,144)
Cash at the beginning of the period	1,296	13,440
Cash at the end of the period	$94,910	$1,296

Supplementary disclosure of cash paid during the period for:
Interest	$2,306	$1,894

See Report of Independent Registered Public Accounting Firm and notes to financial statements

EON STREAMS, INC.
STATEMENTS OF SHAREHOLDERS’ EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

	Common Stock		Series A Preferred Stock		Treasury Stock
	Shares	Amount	Shares	Amount	Shares	Amount	Accumulated Deficit	Total

Balance at December 31, 2003	5,977,300	$2,954,415	-	-	130,800	$(13,080)	$(3,022,564)	$(81,229)

Issuance of common stock	1,728,600	300,000	-	-	-	-	-	300,000

Net loss, December 31, 2004	-	-	-	-	-	-	(412,413)	(412,413)

Balance at December 31, 2004	7,705,900	$3,254,415	-	-	130,800	(13,080)	(3,434,977)	(193,642)

Issuance of Series A preferred stock	-	-	1,043,922	675,000	-	-	-	675,000

Net loss, December 31, 2005	-	-	-	-	-	-	(692,496)	(692,496)

Balance at December 31, 2005	7,705,900	$3,254,415	1,043,922	$675,000	130,800	$(13,080)	$(4,127,473)	$(211,138)

See Report of Independent Registered Public Accounting Firm and notes to financial statements

EON STREAMS, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

Note 1 - Nature Of Operations And Significant Accounting Policies

Nature of Operations - EON Streams, Inc. (the Company) provides media streaming solutions and advertisement insertion products and reporting with a focus on the radio broadcast market. The Company’s home office is located in Knoxville, Tennessee with a data center in Atlanta, Georgia. The Company provides media delivery services and products for businesses and organizations located primarily in North America. The Company extends credit to its customers.

Formation of Company - The Company was incorporated on May 30, 2000 under the Tennessee Business Corporation Act.

Liquidity - The Company has to date incurred recurring losses and has accumulated losses aggregating approximately $4.1 million as of December 31, 2005, has generated negative cash flows from operations and had negative working capital. These factors among other raise substantial doubt about its ability to continue as a going concern. The Company's business strategy includes attempting to increase its revenue through investing further in its product development and sales and marketing efforts. The company has signed a Letter of Intent dated March 17, 2006 with VitalStream Holdings, Inc. (See Note 10) whereby significant assets of the Company will be exchanged for VitalStream Holdings, Inc. stock. If the sale of the Company’s assets is not consummated, it is likely that the Company will need to raise additional capital to fund its operations in the future. The accompanying financial statements do not include adjustments and classification to assets and liabilities should the Company be unable to continue as a going concern.

Cash and Equivalents - The Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents.

Accounts Receivable - The Company maintains an allowance for doubtful accounts for estimated losses that may arise if any of its customers are unable to make the required payments. Management specifically analyzes the age of customer balances, historical bad debt experience, customer creditworthiness, and changes in customer payment terms when making estimates of the collectibility of the Company's trade accounts receivable balances. If the Company determines that the financial condition of any of its customers has deteriorated, whether due to customer-specific or general economic issues, increases in the allowance may be made. Accounts receivable are written off when all collection attempts have failed. Based on the information available, management believes the Company's accounts receivable are collectible.

Property, Equipment and Improvements - Property, equipment and improvements are stated at cost and are depreciated on a straight-line basis over the estimated useful lives ranging from 3 to 7 years. Leasehold improvements are amortized over the estimated useful life. Maintenance and repairs are charged to expense as incurred and expenditures for major improvements are capitalized at cost. Gains or losses on the disposition of assets are reflected in income at the time of disposal.

Revenue Recognition - The Company recognizes revenue on service contracts as services are performed. The Company does not generate revenue that would qualify as multi-deliverables.

Income Taxes - The Company follows FAS 109 “Accounting For Income Taxes”. The Company has loss carryforwards that it can use to offset a certain amount of taxable income in the future. The loss carryforwards are subject to significant limitations due to change in ownership. The Company is currently analyzing its amount of loss carryforwards, but has recorded a valuation allowance for the entire benefit due to the uncertainty of its realization.

EON STREAMS, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

Note 1 - Nature Of Operations And Significant Accounting Policies (Continued)

Concentrations - The Company has one vendor that represents 58% and 84% of total cost of revenue for the year ended December 31, 2005 and 2004, respectively. The Company has the ability to connect with other bandwidth carriers due to the location of the Company’s data center.

Major Customer - During the year ended December 31, 2005 and 2004, one customer accounted for 61% and 10%, respectively of the total sales. This Customer discontinued most of its business with the Company at the end of 2005.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments - The Company's financial instruments, including cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities are carried at cost, which approximates their fair value, due to the relatively short maturity of these instruments.

Net Loss Per Share - Net loss per common share is computed using the weighted average number of common shares outstanding during the periods presented. Options to purchase shares of the Company’s stock under its stock option plans, may have a dilutive effect on the Company’s earnings per share in the future but are not included in the calculation for 2005 and 2004 because they have an antidilutive effect in those periods. Earnings available to common stock holders are also reduced by cumulative dividends earned by the holders of preferred shares.

Stock-Based Compensation - The Company accounts for employee stock option grants in accordance with Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees and related interpretations (APB 25), and has adopted the "Disclosure only" alternative described in Statement of Financial Accounting Standards, (SFAS) No. 123, Accounting for Stock-Based Compensation, amended by SFAS No. 148 Accounting for Stock-Based Compensation - Transition and Disclosure. Below is the pro forma information reflecting the results of operations had the Company used FAS 123 to value and record its stock options.

	2005	2004
Net loss reported	$(692,496)	$(412,413)

Add back stock based compensation expense, net of related tax effect included in determination of net loss as reported	0	0
Total stock-based employee compensation expense, net of related tax effect that would have been included in determination of net loss if the value-based method would have been applied to all awards.	(31,450)	(18,298)
Pro forma net loss as if the fair value method had been applied to all awards	$(723,946)	$(430,711)

EON STREAMS, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

Note 2 -   Property and Equipment

Property and equipment consists of the following:

	December 31,
	2005	2004

Computers and office equipment	$727,449	$553,861
Furniture and fixtures	29,365	22,508
Leasehold improvements	27,845	19,156

	784,659	595,525
Less accumulated depreciation and amortization	502,049	396,229

	$282,610	$199,296

Note 3 - Current Bank Note Payable

The current bank note payable is a revolving line of credit with a maximum amount of $150,000. This line of credit as modified matures on June 23, 2006 and bears interest at the bank’s prime rate plus two and one quarter percent. This line of credit is secured by the personal guaranty of three Board members of the Company. The balance drawn on this line of credit was $0 and $27,000 for December 31, 2005 and 2004, respectively.

Note 4 - Shareholders’ Equity

The Company is authorized to issue two classes of stock. The common stock has no par value and 500,000,000 shares are authorized. The Company has authorized and issued 1,043,922 shares of Series A Preferred Stock. The holders of the Series A Preferred Stock are entitled to receive cumulative dividends at the rate of 8% of the paid in capital attributable to the Series A Preferred Stock. Each holder of Series A Preferred Stock are entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series A Preferred stock hold by such holder are convertible.

At December 31, 2005, cumulative dividends amounted to $45,000.

Note 5 - Obligations Under Operating Leases

The Company leases office space under a lease which expires in July 2008. Rent expense for all operating leases totaled $59,805 and $46,501 for the years ended December 31, 2005 and 2004, respectively.

The following is a schedule of future minimum rental payments under leases accounted for as operating leases:

    Year Ending December 31:

2006	$47,857
2007	49,824
2008	29,094
$126,775

EON STREAMS, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

Note 6 - Stock Options

The 2002 Stock Option Incentive Plan was adopted and approved by our Board of Directors and is intended to be a non-statutory stock option plan. The Plan authorizes the issuance of shares of stock options to employees, directors and consultants. Stock options are granted at an exercise price of $0.39. Options awarded expire 10 years from grant date unless expiration occurs earlier in connection with termination of employment and generally vest over a 36 month period with one-third vesting on the first anniversary date of the date of grant with the remaining options vesting at the rate of 1/3 (33.33%) at the end of each year thereafter, so that the Option will be fully exercisable on the third anniversary of the Grant Date.

As of December 31, 2005, the number of options issued and outstanding was 817,100 awards. Activities under our Stock Option Plan for the two years 2005 and 2004 are summarized as follows:

OPTION ACTIVITY SUMMARY - 2005
	Date	Shares	Weighted Average Exercise Price	Weighted Average Remaining Life - Years
Outstanding at	1/1/2005	407,400	$0.3900

Issued		409,700	$0.3900

Canceled	-	-	-

Expired	-	-	-

Exercised	-	-	-

Outstanding at	12/31/2005	817,100	$0.3900	8.20

Exercisable at	12/31/2005	325,100	$0.3900	6.79

Outstanding Non Vested		218,100	$0.3900

Non Vested before 1/1/2005

Granted		409,700

Forfeited		-

Vested		135,800	$0.3900

Non Vested at 12/31/2005		492,000

EON STREAMS, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

OPTION ACTIVITY SUMMARY 2004
	Date	Shares	Weighted Average Exercise Price	Weighted Average Remaining Life - Years
Outstanding at	1/1/2004	314,100	$0.3900

Issued		93,300	$0.3900

Canceled	-	-	-

Expired	-	-	-

Exercised	-	-	-

Outstanding at	12/31/2004	407,400	$0.3900	8.06

Exercisable at	12/31/2004	189,300	$0.3900	7.59

Outstanding Non Vested

Non Vested before 1/1/2004		229,500	$0.3900

Granted		93,300

Forfeited		-

Vested		104,700	$0.3900

Non vested at 12/31/2004		218,100		8.47

Stock-Based Compensation

The Company accounts for employee stock option grants in accordance with Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees and related interpretations (APB 25), and has adopted the "Disclosure only" alternative described in Statement of Financial Accounting Standards, (SFAS) No. 123, Accounting for Stock-Based Compensation, amended by SFAS No. 148 Accounting for Stock-Based Compensation - Transition and Disclosure.

SFAS 123, Accounting for Stock-Based Compensation, requires pro forma information regarding net income (loss) using compensation that would have been incurred had the Company accounted for its employee stock options under the fair value method of that statement. The fair value of options granted by the Company have been estimated at $80,403 and $12,477 at the date of grant for the years ended December 31, 2005 and 2004 respectively, using the Black-Scholes valuation method with the following assumptions:

EON STREAMS, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

The expected stock volatility rates are based on the average historical stock volatility of Vital Stream’s common stock for 2005 and 2004. The risk free interest rates are based on the U.S. Treasury yield curve in effect at the time of the grant for periods corresponding to the expected life of the option.

	2005	2004

Risk free interest rate	4.21% to 4.26%	4.38% to 4.53%
Stock volatility factor	46.50%	24%
Weighted average expected option life	8.20 years	8.06 years
Expected dividend yield	None	None

Note 7 - Related Party Transactions

Legal fees were paid to the law firm of Wagner, Myers and Sanger of $61,392 and $5,832 for calendar years 2005 and 2004, respectively. A partner of this law firm was also a member of the board of directors of the Company until January 2005. Accounts payable to this law firm amounted to $7,582 and $0 at December 31, 2005 and 2004, respectively.

Note 8 - Employment Agreements

The Company has employment agreements with two of its executives, which provide for minimum aggregate annual base salaries of $237,750 annually. The employment agreement for one executive provides for bonuses to be paid, based upon achieving targets that are approved by the Company's board of directors. While each respective executive's employment is terminable at will by the Company, severance payments are provided for in case of termination without cause, as is defined in the employment agreements.

Note 9 - Contingencies

The Company is involved in a lawsuit in which Qwest Communications is claiming that the Company failed to pay $296,405 in charges for internet and related services. Qwest is also seeking interest on the unpaid amount plus attorney fees. By a July 12, 2004 Agreed Order of Continuance, the trial of the case was continued with the parties to inform the court when the case is ready to be tried. The Company intends to vigorously defend itself and is also seeking resolution through an arrangement under which the Company pays for services to be provided by plaintiff. The Company has accrued $485,570 for this liability, although resolution of this matter may result in a reduction of this amount.

Note 10 - Subsequent Event

The Company has signed a Letter of Intent dated March 17, 2006 with VitalStream Holdings, Inc. which provides for the sale of significant Company assets in exchange for stock in VitalStream Holdings, Inc.

UNAUDITED PRO FORMA FINANCIAL STATEMENTS

Background Information Regarding Pro Forma Financial Statements

As of May 20, 2006, we acquired, through one of our wholly-owned subsidiaries, substantially all of the assets and most of the liabilities of Eon Streams, Inc. in exchange for 1,747,312 shares of our common stock at $9.73 per share. Eon Streams provides streaming media services targeted at small businesses and home offices out of its headquarters in Knoxville Tennessee. For the year ended December 31, 2005, Eon Streams reported sales revenue of $1,689,855. The acquired assets include an office space lease, servers and other equipment, customer agreements and other assets used to operate the Eon Streams’ business.

The following unaudited pro forma combined financial statements reflect the combination of the Company and Eon Streams, Inc. and the issuance of shares of common stock to Eon Streams. The unaudited pro forma combined financial statements were derived from unaudited consolidated historical financial statements of both the Company and Eon Streams. The financial statements of the Company as of March 31, 2006 are contained in our Quarterly Report on Form 10-Q filed with the SEC on May 15, 2006, as amended by Amendment No. 1 on Form 10-Q/A filed with the SEC on July 5, 2006, and the financial statements of the Company as of December 31, 2005 are contained in our Annual Report on Form 10-K filed with the SEC on April 3, 2006. The unaudited pro forma condensed combined balance sheets as of March 31, 2006 and December 31, 2005 were prepared as if the acquisition had occurred on those dates. The unaudited pro forma condensed combined statement of operations for the three month-period ended March 31, 2006 and the twelve months ended December 31, 2005 were prepared as if the acquisition had occurred at the beginning of each respective period.

In the opinion of our management, all adjustments necessary to present fairly the pro forma combined financial statements have been made based on the terms and structure of the transaction.

The unaudited pro forma combined financial statements are not necessarily indicative of what actual results would have been had the acquisition or issuance of our common stock to Eon Streams occurred at the beginning of the periods nor do they purport to indicate the results of future operations of the Company and Eon Streams. The unaudited pro forma combined financial statements should be read in conjunction with the accompanying notes and historical financial statements and notes to the financial statements of the Company and Eon Streams.

PRO FORMA COMBINED BALANCE SHEET
MARCH 31, 2006
(UNAUDITED)

	March 31, 2006
	VitalStream	EON	Pro forma		Pro forma
	Holdings, Inc.	Streams, Inc.	Adjustments		Combined

ASSETS
Current assets:
Cash	$20,145,887	$28,051	$-		$20,173,938
Accounts receivable, net	2,636,899	99,524	(226,132)	(1)	2,510,291
Prepaid expenses	891,655	34,988	-		926,643
Other current assets	242,721	-	-		242,721
Total current assets	23,917,162	162,563	(226,132)		23,853,593

Fixed assets, net	8,149,865	256,594	-		8,406,459
Intangibles, net	3,577,678	-	16,954,467	(2),(3),(4)	20,532,145
Restricted cash	200,776	-	-		200,776
Other assets	261,434	2,277	-		263,711
TOTAL ASSETS	$36,106,915	$421,434	$16,728,335		$53,256,684

LIABILITIES & SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$510,232	$832,706	$(711,702)	(1),(4)	631,236
Accrued compensation	525,853	-	-		525,853
Current portion of capital leases	559,471	-	-		559,471
Current portion of line of credit obligations	3,908,288	40,000	40,000	(4)	3,908,288
Accrued expenses	1,347,003	27,419	-		1,374,422
Total current liabilities	6,850,847	900,125	(751,702)		6,999,270

Capital lease liability	62,509	-	-		62,509
Line of credit obligations	1,579,144	-	-		1,579,144
Other long-term liabilities	84,345	-	-		84,345
Total liabilities	8,576,845	900,125	(751,702)		8,765,268

Stockholders' equity:
Common and preferred stock	84,345	3,916,335	(3,914,588)	(2)	86,092
Additional paid-in capital	40,879,511	-	16,999,598	(2)	57,879,109
Accumulated deficit	(13,433,786)	(4,395,026)	4,395,026	(2)	(13,433,786)
Total shareholders' equity	27,530,070	(478,691)	17,480,037		44,531,416

TOTAL LIABILITIES &
SHAREHOLDERS' EQUITY	$36,106,915	$421,434	$16,728,335		$53,256,684

Footnotes:
(1)	To remove intercompany accounts receivables and payables totaling $226,132
(2)	To record the purchase of Eon Streams, VitalStream issued 1,747,312 shares of common stock at $9.73 per share
(3)	To record intangibles and goodwill
(4)	To remove accounts payable of $485,570 to BellSouth and $40,000 line-of-credit excluded from purchase

PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2006
(UNAUDITED)

	Three Months Ended March 31, 2006
	VitalStream	EON	Pro forma		Pro forma
	Holdings, Inc.	Streams, Inc.	Adjustments		Combined
Revenue	$5,561,829	$288,719	$(52,798)	(1)	$5,797,750

Cost of revenue	2,750,885	270,480	(31,298)	(1),(2)	2,990,067

Gross Profit	2,810,944	18,239	(21,500)		2,807,683

Research & development	423,859	34,604	6,667	(3)	465,130
Sales & marketing	1,584,528	148,677	43,500	(3)	1,776,705
General & administrative	1,522,196	101,997	-		1,624,193

Operating Income (Loss)	(719,639)	(267,040)	(71,667)		(1,058,346)

Other income (expense):
Interest income (expense), net	(48,147)	(513)	-		(48,660)
Income tax expense	(1,715)	-	-		(1,715)
Other income (expense)	(2,059)	-	-		(2,059)

Net other income (expense):	(51,921)	(513)	-		(52,434)

Net Income (Loss)	$(771,560)	$(267,553)	$(71,667)		$(1,110,780)

Basic and diluted net income (loss) per common share	$(0.04)				$(0.05)

Shares used in computing basic and diluted earnings per common share	19,851,394		1,747,312		21,598,706

Footnotes:
Note: Statement of Operations assumes purchase occurred at beginning of period
(1)	To remove intercompany revenue and expense transactions of $52,798
(2)	To record amortization of software technology intangible of $21,500
(3)	To record amortization of customer relationship, brand name and a covenant not to compete of $43,500 and a second covenant not to compete of $6,667

PRO FORMA COMBINED BALANCE SHEET
AS OF DECEMBER 31, 2005
(UNAUDITED)

	VitalStream	EON	Pro forma		Pro forma
	Holdings, Inc.	Streams, Inc.	Adjustments		Combined

ASSETS
Current assets:
Cash	$4,118,308	$94,910	$-		$4,213,218
Accounts receivable, net	3,123,006	177,173	(227,973)	(1)	3,072,206
Prepaid expenses	628,576	36,051	-		664,627
Other current assets	238,274	-	-		238,274
Total current assets	8,108,164	308,134	(227,973)		8,188,325

Fixed assets, net	7,802,278	282,610	-		8,084,888
Intangibles, net	3,745,178	-	16,726,914	(2),(3)	20,472,092
Restricted cash	200,626	-	-		200,626
Other assets	172,915	4,732	-		177,647
TOTAL ASSETS	$20,029,161	$595,476	$16,498,941		$37,123,578

LIABILITIES & SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$1,842,440	$781,179	$(713,543)	(1),(4)	1,910,076
Accrued compensation	487,604	-	-		487,604
Current portion of capital leases	642,136	-	-		642,136
Current portion of line of credit obligations	2,991,621	-	-		2,991,621
Accrued expenses	807,719	25,435	-		833,154
Total current liabilities	6,771,520	806,614	(713,543)		6,864,591

Capital lease liability	208,767	-	-		208,767
Line of credit obligations	743,716	-	-		743,716
Other long-term liabilities	86,549	-	-		86,549
Total liabilities	7,810,552	806,614	(713,543)		7,903,623

Stockholders' equity:
Common and preferred stock	70,321	3,916,335	(3,914,588)	(2)	72,068
Additional paid-in capital	24,810,514	-	16,999,598	(2)	41,810,112
Accumulated deficit	(12,662,226)	(4,127,473)	4,127,473	(2)	(12,662,226)
Total shareholders' equity	12,218,609	(211,138)	17,212,484		29,219,955

TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$20,029,161	$595,476	$16,498,941		$37,123,578

Footnotes:
(1)	To remove intercompany accounts receivables and payables totaling $227,973
(2)	To record the purchase of Eon Streams, VitalStream issued 1,747,312 shares of common stock at $9.73 per share
(3)	To record intangibles and goodwill
(4)	To remove accounts payable of $485,570 to BellSouth excluded from purchase

PRO FORMA COMBINED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005
(UNAUDITED)

	VitalStream	EON	Pro forma		Pro forma
	Holdings, Inc.	Streams, Inc.	Adjustments		Combined
Revenue	$15,880,080	$1,689,855	$(251,626)	(1)	$17,318,309

Cost of revenue	7,921,470	1,131,444	(165,626)	(1),(2)	8,887,288

Gross Profit	7,958,610	558,411	(86,000)		8,431,021

Research & development	1,001,201	151,396	26,667	(3)	1,179,364
Sales & marketing	5,689,301	650,702	174,000	(3)	6,514,003
General & administrative	4,620,691	446,503	-		5,067,194

Operating Income (Loss)	(3,352,683)	(690,190)	(286,667)		(4,329,540)

Other income (expense):
Interest income (expense), net	(228,654)	(2,306)	-		(230,960)
Income tax expense	(1,713)	-	-		(1,713)
Other income (expense)	(435,376)	-	-		(435,376)

Net other income (expense):	(665,743)	(2,306)	-		(668,049)

Net Income (Loss)	$(4,018,426)	$(692,496)	(286,667)		$(4,997,589)

Basic and diluted net income (loss) per common share	$(0.25)				$(0.28)

Shares used in computing basic and diluted earnings per common share	15,992,540		1,747,312		17,739,852

Footnotes:
Note: Statement of Operations assumes purchase occurred at beginning of period
(1)	To remove intercompany revenue and expense transactions of $251,626
(2)	To record amortization of software technology intangible of $86,000
(3)	To record amortization of customer relationship, brand name and a covenant not to compete of $174,000 and a second covenant not to compete of $26,667